Exhibit 99.1

Introductions Jim Cleary President and Chief Executive Officer Mary Pat Thompson Senior Vice President & Chief Financial Officer

Disclaimer/Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions may cause results to differ materially from those anticipated in forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

introduction

Mission Statement MWI will be the best resource to the veterinary profession by delivering superior value, efficiency and innovation.

Investment Highlights Favorable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Experienced management team

Our Company Leading distributor of animal health products to veterinarians across U.S. 30 years of operating history Over 15,000 veterinary clinics nationwide Over 11,000 products sourced from more than 400 vendors Strong and consistent financial performance

Recent Developments Fiscal year 2006 through March 2007: MWI increased capacity by successfully opening, moving or expanding 7 distribution centers November 2006: Extended Banfield contracts through November 2009 Continued expansion of value-added services, including e-commerce, inventory management and pharmacy fulfillment Established Specialty Resources Group, a new division of MWI Select vendor rebate programs transitioned from annual basis to quarterly or trimester basis IT – Completing development of new e-commerce platform, as well as implementing RF receiving at distribution centers industry overview

MWI Veterinary Supply

Attractive Industry Dynamics

U.S. Animal Health Product Sales


($ in billions)
CAGR ~ 5.5%
$4.5
$4.7
$5.0
$5.0 +
2002
2003
2004
2005

2005 U.S. Animal Health Product Sales By Segment


Production Animal ~46%
Companion Animal ~54%

$5.0 + Billion

- Large, fragmented U.S. market with favorable growth characteristics
  - 54,000 practicing veterinarians
  - 27,000 veterinary clinics
  - 400 vendors
- Diversified customer and vendor bases
  - Distributors play vital role
- Frequent, small orders
  - Clinics avoid storing and managing inventory
- Importance of sales representatives
  - Long-term relationships
  - Product information / consultation
- No third party reimbursement risk

Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates

10

Consists of approximately: 90 million cats 73 million dogs 7 million horses Other pets Increased spending driven by: Human-animal bond Rising numbers of households with pets Focus on animal health / preventative care Technology migration from human health to veterinary medicine Aging pet population Companion Animal Market Large market with attractive growth profile Note: Number of cats, dogs, and horses are for the U.S. only. Source: Dogs and Cats for 2004 – APPMA. 2005-2006 Pet Owner’s Survey. Horses for 2004 – US Equine Market, Brakke Consulting.

Includes cattle, swine, poultry, and other food-producing animals 97 million cattle 61 million swine Spending driven by: Economic decisions Improved productivity / yield Disease prevention Production Animal Market Significant market with volume driven by large order sales Source: USDA Agriculture statistics

Importance of Distributors Customers Vendors Single source for multiple products Timely product delivery Reduced number of vendors Inventory management Product information Consultation Cost-effective access to a fragmented market Logistics and distribution Sales and marketing support Ability to move market share Flexible selling models Distributors

Competitive Landscape Key Competitors (1) Competitive market Competition from both numerous vendors and distributors Competing factors include: Customer relationships Service and delivery Product selection Price e-business capabilities Industry consolidation well under way (1) Excludes vendors and other national, regional, local and specialty distributors.

company overview

The MWI Edge: Leading National Distributor Decentralized distribution network facilitates regional market responsiveness 12 strategically located distribution centers throughout the U.S. 5 pharmacies distributing Rx products to end-users nationwide Same day shipment on 98% of orders placed DO NOT DELETE: E:\Dtp 05\500 Set\545 Series\54581\CURRENT FILE\Artwork\\Artwork\Map.cdr HEADQUARTERS AND WAREHOUSE WAREHOUSE PHARMACY

The MWI Edge: Broad Product Portfolio Over 11,000 products stocked in MWI warehouses Over 7,000 additional products available by special order Continually evaluate product portfolio to improve offerings Key products include: Pharmaceuticals, Vaccines and Parasiticides Diagnostics, Capital Equipment and Supplies Veterinary Pet Food and Nutritional Products

The MWI Edge: 2006 Product Revenue Mix 40% 19% 7% 8% 3% 23% Pharmaceuticals Vaccines Parasiticides Diagnostics Capital Equipment Other Supplies

The MWI Edge: Expansive Vendor Network Sources products from over 400 vendors Provides cost-effective access to large and diverse customer base Serves as a principal distributor for key vendors Length of relationship with many key vendors over 10 years MWI’s size and reach have become increasingly important to its vendor base

Flexible Selling Arrangements – Agency Relationships Do not purchase and take inventory of products Upon receipt of order, transmit order to vendor, who picks, packs and ships order Receive commission payment for soliciting order Agency relationships with several leading animal health product vendors Gross billings of $151.4 million, generating commission revenue of $7.8 million in FY 2006

The MWI Edge: Strong Customer Relationships Corporate Clients Independent Veterinary Practices Often small, privately-held Place at least one order / week Independent veterinary practices and producers account for >80% of our product sales Loyal customer base: Over 66% of sales from accounts over 5 years old Over 79% of sales from accounts over 3 years old Nation’s largest private veterinary practice Customer for over 10 years Highly efficient ordering process Feeders’ Advantage Buying group of several of the largest cattle feeders in U.S. Customer for 10 years Highly efficient ordering process

The MWI Edge: Premier Sales and Marketing Franchise Sales Representatives FYE Sept 30, Dual coverage approach with frequent contact Act as business consultants Continuous training initiatives Performance driven compensation Significant industry experience Direct Marketing Over 450,000 pieces of direct marketing material distributed Comprehensive and specialty catalogs, loyalty programs, product / vendor programs, flyers, order stuffers 269 261 227 190 169 151 69 75 79 93 106 110 82 94 111 134 155 159 2002 2003 2004 2005 2006 as of 3/31/07 Telesales Reps Field Sales Reps

The MWI Edge: Value-Added Services E-Commerce Platform Technology systems closely integrated with customers’ day-to-day operations E-Commerce Product Sales as a Percent of Total Sales 18% 21% 23% 23% 2004 2005 2006 Thru 3/31/07

The MWI Edge: Value-Added Services Value-added services increase loyalty of customer base E-commerce platform Pharmacy fulfillment SWEEP™ Inventory management system Equipment procurement consultation Special order fulfillment Educational seminars Pet cremation

MWI Growth Strategy Expand Number of Veterinarians Served Offer Innovative, Differentiated Solutions to Veterinarians Increase Share of Spend from Existing Customers Pursue Strategic Acquisitions Expand Agreements with Existing and New Vendors Increase Overall Productivity and Profitability

Pursue Strategic Acquisitions Specialty Resources Group, a division of MWI Objective: Diversify revenue and enhance profitability through acquisition and development of niche animal health products and services Tactics: Acquire manufacturers and marketers of non-pharma specialty animal health products and services Secure exclusive licenses and agreements Leverage MWI sales force and customer relationships financial overview

Strong Growth in Revenues Total Revenues ($ in millions) FY 00-06 CAGR 20.7% FYE Sept 30, CAGR 19.5% $195.6 $221.4 $341.7 $394.3 $496.7 $606.2 $281.2 $336.1 $281.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 2000 2001 2002 2003 2004 2005 2006 Thru 3/31/06 Thru 3/31/07

Strong Growth in Operating Income Operating Income FYE Sept 30 ($ in millions) * includes the effect of rebate earnings of approximately $2.5 million (pre-tax) earned in fiscal year 2006 that historically would have been earned in our fiscal year 2007 first quarter ended December 31, 2006. 0 5 10 15 20 25 2000 2001 2002 2003 2004 2005 2006 Thru 3/31/06 Thru 3/31/07 Operating Income Depreciation & Amortization Management Fee ($ in millions) Thru Thru 2000 2001 2002 2003 2004 2005 2006 3/31/2006 3/31/2007 Management Fee - - $0.1 $0.3 $0.4 $2.5 $0.0 $0.0 $0.0 Depreciation & Amortization 0.8 0.8 0.9 1.0 1.1 1.5 2.0 0.9 1.2 Operating Income 6.4 7.3 7.2 10.2 12.6 15.8 23.7 12.1 13.5 *

Condensed Consolidated Balance Sheets ($ in thousands) $ 188,244 $ 230,559 $ 231,075 Total Liabilities & Stockholders' Equity 86,694 129,626 138,218 Stockholders' Equity 390 292 195 Long-term debt 650 505 453 Deferred income taxes 100,510 100,136 92,209 Total Current Liabilities 6,438 7,016 6,778 Accrued expenses & other current liabilities 69,382 82,561 78,859 Accounts payable $ 24,690 $ 10,559 $ 6,572 Line-of-credit Liabilities $ 188,244 $ 230,559 $ 231,075 Total Assets 148,409 187,791 187,679 Total Current Assets 2,493 3,153 2,858 Other current assets Inventories Receivables, net $ 31 $ 37 $ 37 Cash 9/30/2005 9/30/2006 3/31/2007 Assets 104,227 99,518 77,099 80,557 85,083 68,786

Financial Highlights Second Quarter Highlights Revenues were up 22% to $175.1 million compared to the same period last year Net income was up 57% to $3.7 million compared to the same period last year SG&A expenses as a percentage of revenues were 10.2% compared to 10.5% for the same period last year Internet sales to independent veterinary practices and producers grew by 40% and pharmacy sales grew by more than 50% compared to the same period last year

Financial Highlights Consistent organic growth Stable, recurring revenue baseover 95% consumables Minimal capital expenditure requirements Strong returns on net assets and invested capital Flexible and Strong Balance Sheet conclusion

Investment Highlights Favorable industry dynamics driving demand for animal health products Market leading position with national footprint and expansion opportunities Broad product portfolio and value-added services Longstanding relationships with diversified customer and vendor bases Premier sales and marketing franchise Strong and consistent financial performance driven by organic growth Experienced management team